Acquisition of Chevy Chase Bank Acquisition of Chevy Chase Bank December 4, 2008 Exhibit 99.2

Forward looking statements
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by Capital One from time to time are forward-
looking statements, including those that discuss, among other things, strategies, goals, outlook or other non-historical matters;
projections, revenues, income, returns, earnings per share or other financial measures for Capital One; future financial and operating results; and Capital One’s plans, objectives, expectations and intentions; and the assumptions that underlie these matters. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the
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in such forward-looking statements, including, among other things: general economic and business conditions in the U.S., the UK, or
Capital One’s local markets, including conditions affecting consumer income and confidence, spending and repayments, changes in the credit environment, including an increase or decrease in credit losses or changes in the interest rate environment; competition from providers of products and services that compete with Capital One’s businesses; financial, legal, regulatory, tax or accounting changes or actions, including actions with respect to litigation matters involving Capital One; increases or decreases in our aggregate accounts or consumer loan balances or the growth rate or composition thereof; the amount and rate of deposit growth; changes in the reputation of or expectations regarding the financial services industry and/or Capital One with respect to practices, products or financial condition; the risk that synergies from Capital One’s acquisitions may not be fully realized or may take longer to realize than expected; disruptions from
Capital One’s acquisitions negatively impacting Capital One’s ability to maintain relationships with customers, employees or suppliers; the risk that the benefits of Capital One’s cost savings initiatives may not be fully realized; Capital One’s ability to access the capital markets at attractive rates and terms to fund its operations and future growth; losses associated with new or changed products or services; Capital
One’s ability to execute on its strategic and operational plans; any significant disruption in Capital One’s operations or technology platform; Capital One’s ability to effectively control costs; the success of Capital One’s marketing efforts in attracting and retaining customers; Capital One’s ability to recruit and retain experienced management personnel; changes in the labor and employment market;
and other factors listed from time to time in reports that Capital One files with the Securities and Exchange Commission (the “SEC”), including, but not limited to, factors set forth under the caption “Risk Factors” in its Annual Report on Form 10-K for the year ended
December 31, 2007, its Quarterly Report on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008, and its current report on form 8-K filed September 24, 2008. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial
Corporation, unless otherwise noted. A reconciliation of any non-GAAP financial measures included in this presentation can be found in
Capital One’s most recent Form 10-K concerning annual financial results, available on Capital One’s website at www.capitalone.com in
Investor Relations under “About Capital One.”

Chevy Chase is a strategically and financially
attractive acquisition
•
A leading local banking franchise in one of the best markets*
– $11.6 billion in deposits
– #1 branch share, #1 ATM share, #5 deposit share
– Attractive market
• 9  largest MSA by population, with above average population growth
• Highest per capita income among the Top 20 MSAs
• Lowest unemployment rate among the Top 20 MSAs
•
Enhances our local banking business
– Further improves our core deposit funding base
– Expands our portfolio of attractive local banking franchises
– Adds additional scale in our bank operations
– Brings outstanding customer and technology platforms
•
Financially attractive and low-risk transaction
– Estimated 13%+ IRR
– Accretive in 2009 to operating EPS (excluding restructuring charges) and on a GAAP
EPS basis in 2010
– Credit risks mitigated by a $1.75 billion net mark
– Balance sheet and liquidity remain strong post-acquisition
– Proximity to Capital One operations and management reduces integration risk and enables synergies
– Small acquisition relative to the size of Capital One
*Company data and SNL
th

TCE of 5.4% and Tier 1 of approximately 12.9%
Pro-forma Capital Ratios
As of 9/30/08
Q1 2009 Expected Close
$445MM cash; $75MM COF stock
Consideration Mix
$520 Million
Transaction Value*
Transaction Summary
Transaction Summary
*To the extent that losses on certain of Chevy Chase’s Option ARM loans are less than the level reflected in the net credit mark, Capital One will share a portion of this benefit with CCB shareholders.  Any sharing will occur after 12/31/13.
Approvals
No shareholder approvals required
Customary regulatory approvals

Chevy Chase has a strong presence in the
Chevy Chase has a strong presence in the
Washington, DC MSA
Washington, DC MSA
• $15.5B in assets
•
$11.6B in deposits (#5 in DC MSA)
•
244 branches (#1 in DC MSA)
•
Over 1,000 ATMs (#1 in DC MSA)
• Customer service and convenience oriented
business and brand
• Strong local affiliations/partnerships
– Exclusive ATM provider for the Washington
area metro system
– ATMs at the Verizon Center
– Field naming rights for University of Maryland
football stadium
– Support over 70 local non-profit organizations
Source: SNL, Company Reports

0
5

New
York
Los
Angeles
Chicago Dallas Phila-
delphia
Houston Miami Atlanta Wash.
DC
Detroit
0%
6%
12%
18%
24%
30%
New
York
Los
Angeles
Chicago Dallas Phila-
delphia
Houston Miami Atlanta Wash.
DC
Detroit
The metro Washington, DC MSA is among the
most attractive local banking markets in the U.S.
$0
$30
$60
$90
New
York
Los
Angeles
Chicago Dallas Phila-
delphia
Houston Miami Atlanta Wash.
DC
Detroit
Median Household Income
2008
$000
*Preliminary number for Wash. DC
Note: Green bars indicate existing Capital One Bank footprint
Sources: SNL, US Dept of Labor
Population Growth
2000-2008
Top 10 MSAs by Population
2008
M
0%
1%
2%
3%
4%
5%
6%
7%
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
(Oct)*
Unemployment Rate
1997-2008
National Avg.
Wash. DC
National Avg.
National Avg.

1. JPM Chase
2. Citi
3. Capital One
4. Wells Fargo
5. TD
6. B of A
7. HSBC
8. Hudson City
9. Sovereign
10. Astoria
1. B of A
2. Wells Fargo
3. BB&T
4. SunTrust
5. COF/Chevy Chase
6. PNC
7. Citi
8. United Bkshrs
9. VA Commerce
10. M&T
Notes: Deposit data exclude non-retail branches; excludes estimated corporate and other non-traditional deposits by excluding balances in excess of $1B deposits for any individual branch; all data as of June 2008 and adjusted pro forma for large acquisitions since that time
Source: SNL
With Chevy Chase we have several market
With Chevy Chase we have several market
leadership positions
leadership positions
$3.6 14.2%
$2.5 9.9%
1. Capital One
2. JPM Chase
3. Whitney
4. Regions
5. Gulf Coast
6. Fidelity
7. Omni
8. First NBC
9. First Trust
10. IBERIA
$15.4 3.1%
$13.3 2.7%
$97.3 19.7%
$55.9 11.3%
$33.7 6.8%
$30.9 6.3%
$30.1 6.1%
$26.2 5.3%
$14.6 3.0%
$7.6 29.5%
$4.5 17.6%
$0.7 2.7%
$0.7 2.7%
$0.5 2.1%
$0.5 2.1%
$0.5 2.0%
$0.5 1.9%
$30.0 6.1%
New York MSA New York MSA New Orleans MSA New Orleans MSA
Local Deposit Market Share
Deposits
($B)
%
Share
Deposits
($B)
%
Share
$11.8 12.1%
$6.8 7.0%
$2.1 2.2%
$13.2 13.5%
$13.1 13.5%
$11.8 12.2%
$11.0 11.3%
$4.2 4.4%
$2.2 2.3%
$2.0 2.0%
Washington, DC MSA Washington, DC MSA
Deposits
($B)
%
Share

We have taken a net credit mark of $1.75 billion
Loan Category
Balance
($MM)
Gross credit
mark ($MM)
Gross credit
mark (%)
Allocated
ALLL ($MM)
net credit
mark ($MM)
Option ARM 4,150          1,350            33% 163              1,187
Other mortgage 4,007          240               6% 27                213
Home Equity 1,458          87                  6% 17                70
C&I 760             40                  5% 3                   37
CRE 688             50                  7% 2                   48
SFR Construction 360             180               50% 10                170
Auto/other consumer 290             4                    1% 4                   0
Other (R&W, REO) n/a 24                  n/a -               24
TOTALS 11,713        1,976            17% 226              1,750
The Option ARM mark is equivalent to
a 75% default rate with 45% severity
As of September 30, 2008

The Chevy Chase acquisition is financially attractive
Cost Savings
EPS Impact
• Accretive in 2009 to operating EPS (excluding restructuring charges)
and on a GAAP EPS basis in 2010
IRR
Merger Costs
• Estimated 13%+ IRR
• Restructuring and transaction costs of $225 million, expensed in 2009 and 2010
• $125 million annually
• Run-rate fully achieved by mid -2010

Acquisition of Chevy Chase Bank Acquisition of Chevy Chase Bank December 4, 2008